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                                                                   Exhibit 10.14


                              SECOND AMENDMENT TO
                  AMENDED AND RESTATED REGISTRATION AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION AGREEMENT (the "Amendment") is made as of January 30, 1998, by and among USN Communications, Inc. (formerly known as United USN, Inc.) (the "Company"), CIBC Wood Gundy Ventures, Inc. ("CIBC"), Chase Venture Capital Associates, L.P. (formerly known as Chemical Venture Capital Associates) ("Chase"), HarbourVest Venture Partners IV - Direct Fund L.P. (formerly known as Hancock Venture Partners IV - Direct Fund L.P.) ("HarbourVest Direct Fund IV"), BT Capital Partners, Inc. ("BT"), Northwood Capital Partners LLC ("Northwood Capital"), Northwood Ventures LLC ("Northwood Ventures"), Enterprises & Transcommunications, L.P. ("E&T"), HarbourVest Venture Partners V (formerly known as Hancock Venture Partners V - Direct Fund L.P.) ("HarbourVest Direct Fund V"), Prime VIII, LP ("Prime VIII") and Fidelity Communications International, Inc. ("FCI") and Fidelity Investors Limited Partnership ("FILP," and together with FCI, "Fidelity"). Fidelity, CIBC, Chase, HarbourVest Direct Fund IV, BT, Northwood Capital, Northwood Ventures, E&T, HarbourVest Direct Fund V and Prime VIII are herein referred to as the "Investors".

     The Company and the Investors desire to amend the Amended and Restated Registration Agreement, dated as of June 22, 1995 and amended on October 17, 1997 (the "Registration Agreement"), by and among the Company and the Investors as set forth below. The undersigned Investors hold all of the Registrable Securities (as defined in the Registration Agreement).

     This Amendment is being entered into in connection with an initial public offering of the Company's common stock resulting in gross proceeds to the Company of at least $50 million to be consummated on or prior to March 31, 1998 (the "IPO").

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1. Amendment of Section 8. The first sentence of Section 8 of the Registration Agreement is amended and restated as follows:
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          "Registrable Securities" means (i) any Common Stock of the Company owned by any of the Investors, (ii) any Common Stock issued or issuable by the Company to the Investors upon the exercise or conversion of any securities held by any of the Investors, (iii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) or (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iv) any other shares of Common Stock held by Persons holding securities described in clause (i), (ii) or (iii) above.

     2.   Amendment to Section 3. The following provision shall be added to
Section 3 of the Registration Agreement as a new subparagraph (c):

          "(c) At the election of holders of at least 66 2/3% of the Registrable Securities, by written notice to the Company, subparagraph (a) of this
     Section 3 shall terminate and be of no further force or effect. Alternatively, at the election of holders of at least 66 2/3% of the Registrable Securities, the 120-day period referred to in subparagraph (a) of this Section 3 shall be amended to such other period as such holders may designate."

     3. Waiver of Section 1. The Investors hereby agree to waive any rights to require the Company to file a registration statement pursuant to Section 1 prior to the expiration of 180 days following the consummation of the IPO.

     4. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

     5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

     6. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

                                       2
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     7.   Effectiveness. The parties hereby acknowledge that pursuant to Section
9(e) of the Registration Agreement (as in effect immediately prior to this Amendment), this Amendment shall become effective when executed by the holders of Registrable Securities and upon the consummation of the IPO.

                                       3
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        USN COMMUNICATIONS, INC.



                                        By:
                                            -------------------------
                                        Its:


                                        CIBC WOOD GUNDY VENTURES, INC.



                                        By:
                                            -------------------------
                                        Its:


                                        CHASE VENTURE CAPITAL ASSOCIATES, L.P.



                                        By:
                                            -------------------------
                                        Its:


                                        HARBOURVEST VENTURE PARTNERS IV DIRECT
                                         -FUND L.P.
                                        By:  Back Bay Partners XII L.P.
                                        By:  HarbourVest Venture Partners, Inc.



                                        By:
                                            -------------------------
                                        Its:

                                        BT CAPITAL PARTNERS, INC.



                                        By:
                                            --------------------------
                                        Its:


                                        NORTHWOOD CAPITAL PARTNERS LLC



                                        By:
                                            --------------------------
                                        Its:


                                        NORTHWOOD VENTURES LLC



                                        By:
                                            --------------------------
                                        Its:


                                        ENTERPRISES & TRANSCOMMUNICATIONS L.P.
                                        By:  Prime Enterprises, L.P.
                                        By:  Prime New Ventures Management, L.P.
                                        By:  Prime II Management, L.P.
                                        By:  Prime II Management, Inc.



                                        By:
                                            --------------------------
                                        Its:

                                        HARBOURVEST VENTURE PARTNERS V -
                                          DIRECT FUND L.P.
                                        By: HVP V - Direct Associates L.L.C.
                                        By: HVP Partners, LLC,
                                              its Managing Member



                                        By:
                                            --------------------------
                                        Its:


                                        PRIME VIII, LP
                                        By: Prime SKA-I, LLC
                                              General Partner



                                        By:
                                            --------------------------
                                        Its:


                                        FIDELITY COMMUNICATIONS
                                          INTERNATIONAL, INC.



                                        By:
                                            --------------------------
                                        Its:
                                            --------------------------

                                        FIDELITY INVESTORS LIMITED
                                          PARTNERSHIP
                                        By: Fidelity Investors Management Corp.,
                                              general partner



                                        By:
                                            --------------------------
                                        Its:
                                            --------------------------